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IDS High Yield Tax-Exempt Fund, Inc.
File No. 2-63552/811-2901

                                        EXHIBIT INDEX

Exhibit 8:     Form of Custodian Agreement between Registrant and
               First National Bank of Minneapolis, dated August 16,
               1979.

Exhibit 11:    Independent Auditors' Consent.

Exhibit 17:    Financial Data Schedule.

Exhibit 19(b): Officers' Power of Attorney dated November 1, 1995.